Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350 , as adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2018 (the “Report”) of Hancock Park Corporate Income, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Bilal Rashid, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bilal Rashid
Name:	Bilal Rashid
Date:	August 14, 2018